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                                                             EXHIBIT 10(k)(3)(c)

                  ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS

                                      FROM

                               KOGER EQUITY, INC.

                                       TO

                           FIRST UNION NATIONAL BANK,

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

                                  AMSOUTH BANK

                                       AND

                          GUARANTY FEDERAL BANK F.S.B.

                        DATED AS OF DECEMBER 29TH , 1997



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                  ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS

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         THIS ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS (this "Assignment")
is made and executed this 29th day of December, 1997, by

KOGER EQUITY, INC., a Florida corporation ("Borrower"), whose address is 3986 Boulevard Center Drive, Suite 101, Jacksonville, Florida 32207 Attention: J.C. Teagle, President,

to and in favor of

FIRST UNION NATIONAL BANK, a national banking association ("FUNB"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, a New York banking corporation ("MGT"), AMSOUTH BANK, a state banking corporation ("AmSouth"), and GUARANTY FEDERAL BANK F.S.B., a federal savings bank ("GFB") (FUNB, MGT, AmSouth, and GFB collectively being referred to as "Lender"), which terms Borrower and Lender, whenever hereinafter used will be construed to refer to and include the heirs, legal representatives, executors, administrators, successors and assigns of said parties.

For purposes of notices permitted or required to be given hereunder, FUNB's mailing address is 301 South College Street, Charlotte, North Carolina 28288
Attention: First Union Capital Markets Group, MGT's mailing address is 60
Wall Street, New York, New York 10260 Attention: Mr. Rick Dugoff, Vice President, JP Morgan. AmSouth's mailing address is 51 West Bay Street, Jacksonville, FL 32247-0788 Attention: Mr. Brian Coffee, Vice President, and GFB's mailing address is 8333 Douglas Avenue, Dallas, TX 75225 Attention: Real Estate Officer.

         BACKGROUND. Borrower is indebted to Lender (the "Loan") pursuant to those certain Substitution Revolving Promissory Notes and Revolving Promissory Notes all of even date herewith (the "Notes") secured by and subject to, among other documents, that certain Amended and Restated Deed to Secure Debt Assignment of Leases and Rents, and Security Agreement (the "Deed to Secure Debt") encumbering real property and improvements now or hereafter located thereon located in Dekalb

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County, Georgia, and being more particularly described on attached Exhibit A,
(the "Property"), and by a certain Amended and Restated Revolving Credit Loan Agreement (the "Loan Agreement") setting forth certain terms, covenants and conditions with respect to such indebtedness, all being dated as of even date herewith, given by Borrower to Lender, which Notes, Deed to Secure Debt and Loan Agreement, this Assignment, and other related loan documents, together with any modifications, extensions and amendments thereof, collectively are referred to herein as the "Loan Documents." In order to further secure the Obligations, as such term is defined in the Loan Agreement, Lender has requested, and Borrower has agreed to provide, this Assignment on the terms, covenants and conditions hereinafter set forth.

         ACCORDINGLY, for good and valuable consideration, and as an inducement to Lender to make the Loan to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the purpose of further securing the observance and performance of the Obligations, Borrower and Lender hereby agree as follows:

         1. Assignment of Contract Documents. Borrower hereby grants, transfers and assigns to Lender, its successors and assigns, all of Borrower's right, title and interest in and to those contracts, licenses, permits, agreements, approvals and other documents described on attached Exhibit B (hereinafter, together with any changes, extensions, revisions, modifications or guarantees of performance thereof, called the "Contract Documents") relating to the acquisition, development, ownership or use of the Property. Lender agrees that upon the payment and performance in full of all the Obligations, this assignment shall become null and be void and of no further force and effect.

         2. Representations and Warranties. Borrower represents and warrants to Lender, its successors and assigns, as follows:

         (a) There is no assignment of any of Borrower's rights under any of the Contract Documents to any person or entity, other than Lender.

         (b) Borrower is not in default under any of the Contract Documents and knows of no default on the part of any other party to any of the Contract Documents.

         (c) Borrower has not done nor omitted to do any act so as to be estopped from exercising any of its rights under any of the Contract Documents.

         (d) Borrower is not prohibited under any agreement with any other person or under any judgment or decree from the execution and delivery of this assignment or

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the performance of each and every covenant of Borrower hereunder or in the
Contract Documents, except as may be set forth in the Contract Documents.

         (e) No action has been brought or threatened which would in any way prohibit or impair the execution and delivery of this assignment or the performance of each and every covenant of Borrower hereunder or in the Contract Documents.

         3.  Performance of Obligations under Contract Documents. Borrower will
(i) fulfill, perform and observe each and every condition and covenant of Borrower contained in any of the Contract Documents; (ii) give prompt notice to Lender of any claim of default under any of the Contract Documents given to Borrower or given by Borrower, together with a complete copy or statement of any information submitted or referenced in support of such claim; (iii) at the sole cost and expense of Borrower and in the exercise of sound business judgment, enforce the performance and observance of each and every covenant and condition of the Contract Documents to be performed or observed by any other party to any of the Contract Documents; and (iv) appear in and defend any action growing out of or in any manner connected with any of the Contract Documents.

         4. Modifications and Waivers of Contract Documents. Except in the ordinary course of business and in the exercise of sound business judgment, Borrower will not (i) modify the terms of the Contract Documents unless required so to do by the terms of the Contract Documents or by law; or (ii) waive, or release any person from the observance or performance of any obligation to be performed under the terms of the Contract Documents or liability on account of any warranty given by them, unless consented to by Lender in its reasonable discretion.

         5. Rights Assigned. The rights assigned hereunder include all of Borrower's right and title (i) to modify the Contract Documents; (ii) to terminate the Contract Documents; and (iii) to waive, or release the performance or observance of any obligation or condition of the Contract Documents; provided, however, these rights shall not be exercised by Lender unless Borrower is in default hereunder or under the other Loan Documents.

         6. Defaults. Borrower shall be in default under this Assignment upon the occurrence of any of the following events:

         (a) Should Borrower fail to perform or observe any covenant of Borrower contained in this Assignment, and the same is not cured within ten (10) days after notice of such default is provided by Lender to Borrower;

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         (b) Should any representation or warranty of Borrower herein contained prove untrue or misleading in any material respect; or

         (c) Should Borrower fail to perform promptly any undertaking of Borrower set forth in any of the Contract Documents, and the same is not cured within ten (10) days after notice of such default is provided by Lender to Borrower.

         A default of Borrower under this Assignment will constitute an Event of Default under the other Loan Documents.

         7.  Remedies.

         (a) Upon the occurrence of a default hereunder, or an Event of Default as defined in the Loan Agreement, Lender may exercise its remedies as provided in the Loan Agreement, and in addition to such remedies may take possession of all Contract Documents constituting plans and specifications, site plans, surveys and architectural or engineering drawings or sketches reasonably required by Lender in the exercise of its rights and remedies hereunder. Furthermore, should Borrower fail to perform or observe any covenant or comply with any condition contained in any of the Contract Documents and such failure would cause irreparable injury to the Property including, but not limited to, the revocation or expiration of any permit or license issued in connection with the use of the Property, then Lender, but without obligation to do so, without notice to or demand on Borrower, and without releasing Borrower from its obligations to do so, may perform such covenant or condition and, to the extent that Lender shall incur any costs or pay any monies in connection therewith, including any costs or expenses of litigation, such costs, expense or payment shall be included in the indebtedness secured hereby and by the Deed to Secure Debt and shall bear interest from the payment of such costs, monies or expenses thereof at the then applicable rate set forth in the Notes for amounts advanced by Lender on behalf of Borrower.

         (b) Borrower hereby indemnifies and agrees to hold harmless Lender from and against any and all losses, costs, damages, fees and expenses whatsoever associated with the exercise of Lender's rights under this Assignment and shall release Lender from all liability whatsoever for the exercise of such rights and all actions taken pursuant thereto, not including any negligent actions of Lender.

         (c) The remedies herein provided shall be in addition to and not in substitution for the rights and remedies which would otherwise be vested in Lender in any of the other Loan Documents, all of which rights and remedies are specifically reserved by Lender. The failure to exercise any of the remedies herein provided shall not constitute a waiver thereof, nor shall the use of any of the remedies hereby provided prevent the subsequent or concurrent resort to any other remedy or remedies. It is intended that

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this clause shall be broadly construed so that all remedies herein provided for or otherwise available to Lender shall remain available to Lender until all sums due it by reason of this Assignment have been paid to it in full and all obligations incurred by it in connection with the construction or operation of the contemplated improvements on the Property have been fully discharged without loss or damage to Lender.

         8. No Obligation of Lender. Lender shall not be obligated to perform or discharge any obligation of Borrower under any of the Contract Documents, and Borrower agrees to indemnify and hold Lender harmless against any and all liability, loss or damage which Lender may incur under any of the Contract Documents or under or by reason of this assignment and of and from all claims and demands whatsoever which may be asserted against it by reason of an act of Lender under any of the terms of this assignment or under the Contract Documents, provided that Lender does not provide such acts in a negligent manner.

         9. Miscellaneous. This Assignment shall be binding upon Borrower, its successors and assigns, and shall inure to the benefit of Lender, its successors, successors in title and assigns. If any term of this Assignment or any application thereof will be invalid, illegal or unenforceable, the remainder of this Assignment and any other application of such term will not be affected thereby. This Assignment shall be governed by and construed in accordance with the laws of the State of South Carolina. In the event of conflict between the terms and conditions of this Assignment and the terms and conditions of the Loan Documents, the terms and conditions of the Loan Documents will govern.

         IN WITNESS WHEREOF, the undersigned have caused this Assignment to be executed by their authorized officers as of the day and year first above written.

                                         BORROWER:

Signed, sealed and delivered             KOGER EQUITY, INC., a
in the presence of:                      Florida corporation

  /s/   Alan C. Sheppard, Jr.           By:    /s/   G. Danny Edwards
-------------------------------            -------------------------------------
Witness                                    Name:      G. Danny Edwards
                                                --------------------------------
                                           Title:     Treasurer
                                                 -------------------------------
                                         Attest:    /s/   W. Lawrence Jenkins
                                                --------------------------------
                                           Name:   W. Lawrence Jenkins
                                                --------------------------------
                                           Title:   Secretary
                                                 -------------------------------

                                                        [CORPORATE SEAL]

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                                           LENDER:

Signed, sealed and delivered               FIRST UNION NATIONAL BANK,
in the presence of:                        a national banking association

      /s/ L. R. Grames                     By:   /s/ Benjamin F. Williams
---------------------------------             ----------------------------------
Witness                                      Name:    Benjamin F. Williams
                                                  ------------------------------
                                             Title:    Senior Vice President
                                                   -----------------------------

                                           Attest:    /s/ Christopher C. Finley
                                                  ------------------------------
                                             Name:      Christopher C. Finley
                                                  ------------------------------
                                             Title:     Vice President
                                                   -----------------------------

                                                             [CORPORATE SEAL]



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Signed, sealed and delivered            MORGAN GUARANTY TRUST
in the presence of:                     COMPANY OF NEW YORK,
                                        a New York banking corporation

    /s/   M. L. Rappaport               By:     /s/   Richard Dugoff
----------------------------               -------------------------------------
Witness                                   Name:     Richard Dugoff
                                               ---------------------------------
                                          Title:     Vice President
                                                --------------------------------

                                        Attest:    /s/ Irma Caracciolo
                                               ---------------------------------
                                          Name:     Irma Carracciolo
                                               ---------------------------------
                                          Title:     V. P. & Assistant Secretary
                                                --------------------------------

                                                          [CORPORATE SEAL]

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Signed, sealed and delivered                     AMSOUTH BANK
in the presence of:                              a state banking corporation



      /s/ Katharine A. Breitmoser                By:    /s/   Brian Coffee
----------------------------------                  ----------------------------
Witness                                            Name:    Brian Coffee
                                                        ------------------------
                                                   Title:    Vice President
                                                         -----------------------

                                                 Attest:
                                                        ------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                              [CORPORATE SEAL]



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Signed, sealed and delivered          GUARANTY FEDERAL BANK F.S.B.,
in the presence of:                   a federal savings bank

      /s/   Roger C. Davis            By:     /s/ Lesa B. Balsley
-------------------------------          ---------------------------------------
Witness                                 Name:    Lesa B. Balsley
                                             -----------------------------------
                                        Title: Vice President / Division Manager
                                              ----------------------------------

                                      Attest:      /s/ Scott Almy
                                             -----------------------------------
                                        Name:        Scott Almy
                                             -----------------------------------
                                        Title:     Assistant Secretary
                                              ----------------------------------

                                                        [CORPORATE SEAL]

Schedule of Exhibits:

Exhibit A         Description of Property
Exhibit B         Description of Contract Documents

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                                    EXHIBIT A

                             DESCRIPTION OF PROPERTY

 [Contained herein is the metes and bounds legal descriptions of the property.]



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                                    EXHIBIT B

                        DESCRIPTION OF CONTRACT DOCUMENTS

(a) All contracts or agreements, now existing or hereafter executed, with general contractors, subcontractors, materialmen, suppliers and/or laborers in connection with or pertaining to the construction of buildings or any other improvements on the Property.

(b) Any contracts or agreements for land surveyor services between Borrower and any surveyor which is entered into with respect to the surveys to be prepared for the Property; and all surveys, surveyor costs, and maps prepared by any surveyor in connection with the Property.

(c) Any agreements for architectural/engineering services between Borrower and any architect/engineer which is entered into with respect to the construction of improvements on the Property, and all drawings, plans and specifications, and site plans prepared by any architect/engineer in connection with the construction of improvements on the Property.

(d) All warranties and guaranties relating to improvements now or hereafter constructed or installed on the Property.

(e) Any management agreement between Borrower and a project operation manager related to the Property.

(f) Any development fee agreement between Borrower and a project development manager related to the Property.

(g) Any and all permits, licenses or other authorizations and approvals in favor of or in the name of Borrower or running with title to the Property, now or hereafter existing or granted, with respect to the ownership, development, use and occupancy of the Property for its intended purpose, including without limitation, building and excavation permits, plat and subdivision approvals, certificates of occupancy or completion, permits for driveway connection and highway signalization, storm water management, water wells, water distribution systems, sewage collection systems, dredge and fill, environmental protection, historical or archaeological protection, and any other permit, license, or other authorization necessary or advisable to comply with any governmental requirements concerning the Property or its intended use, or to comply with any private agreement concerning such Property to which Borrower is a party or under or in compliance with which Borrower is bound to perform.


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(h)   Any and all utility service agreements wherein a utility company and/or a governmental utility service provider has agreed to provide utilities to the Property.

(i)   Any agreement to provide sewer effluent for irrigation of the Property.

(j) All contracts, binders or other agreements between Borrower and a buyer of the Property for the purchase and sale of all or any part of the Property, including such contract binders or other agreements which may hereafter come into existence with respect to the Property.

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